Letter of Transmittal and Consent

Dobson Communications Corporation
Offer for any and all Outstanding
12.25% Senior Exchangeable Preferred Stock and
13% Senior Exchangeable Preferred Stock
in Exchange for
Cash and Series J Mandatory Convertible Preferred Stock
and Consent Solicitation
Pursuant to the Prospectus, dated February       , 2005

THE EXCHANGE OFFER WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON MARCH      , 2005, UNLESS EXTENDED (SUCH DATE AND TIME, AS IT MAY BE EXTENDED, THE “EXPIRATION DATE”). TENDERS MAY BE WITHDRAWN PRIOR TO 12:00 MIDNIGHT, NEW YORK CITY TIME, ON THE EXPIRATION DATE.

The Exchange Agent for the Exchange Offer and Consent Solicitation is:

UMB BANK, N.A.

By Registered or Certified Mail:	By Hand/Overnight Courier:
UMB Bank, NA P.O. Box 410064 Kansas City, Missouri 64141-0064	UMB Bank, N.A. Security Transfer Division 5th Floor, 928 Grand Blvd. Kansas City, Missouri 64106

By Facsimile:

(For Eligible Institutions Only)
Fax No.: (816) 860-3963

Call Toll-Free: (800) 884-4225

      Delivery of this Letter of Transmittal and Consent to an address other than as set forth above, or transmission of instructions via facsimile other than as set forth above, will not constitute a valid delivery. For use by holders of the 13% Senior Exchangeable Preferred Stock.

      The undersigned acknowledges that he or she has received and read the Prospectus, dated February      , 2005 (the “Prospectus”), of Dobson Communications Corporation, an Oklahoma corporation (the “Company”), and Letter of Transmittal and Consent (the “Letter of Transmittal and Consent”), which together constitute the Company’s offer (the “Exchange Offer”) to exchange cash and Series J mandatory convertible preferred stock (the Series J Preferred Stock) for all outstanding shares of the Company’s 12.25% Senior Exchangeable Preferred Stock (the “12.25% Preferred Stock”) and the Company’s 13% Senior Exchangeable Preferred Stock (the “13% Preferred Stock” and collectively with the 12.25% Preferred Stock, the “Preferred Stock”). We are also soliciting consents from holders of the 12.25% Preferred Stock and holders of the 13% Preferred Stock to (1) amend the respective certificate of designation governing such series of Preferred Stock to eliminate all voting rights, other than voting rights required by law, and restrictive covenants (the “Proposed Amendments”) and (2) waive compliance by the Company with the provisions of the certificate of designation to be eliminated by the Proposed Amendments (the “Waivers”).

      Tenders of shares of Preferred Stock in the Exchange Offer will be deemed to constitute the delivery of consents to the Proposed Amendments and the related waivers with respect to the shares of Preferred Stock tendered and delivery of consents will be deemed to constitute tenders of shares of Preferred Stock in the Exchange Offer. Holders of shares of Preferred Stock (each a “Holder” and collectively, the “Holders”)may not tender shares in the Exchange Offer without delivering consents or deliver consents without tendering shares.

      The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term “Expiration Date” shall mean the latest time and date to which the Exchange Offer is extended. The Company shall notify the holders of the Preferred Stock of any extension as promptly as practicable by oral or written notice thereof.

      This Letter of Transmittal and Consent should not be completed by holders of 13% Preferred Stock if a tender of 13% Preferred Stock is to be made through the automated tender offer program procedures of The Depository Trust Company, set forth in “The Exchange Offer and Consent Solicitation” section of the Prospectus.

      The undersigned has completed, executed and delivered this Letter of Transmittal and Consent to indicate the action the undersigned desires to take with respect to the Exchange Offer and Consent Solicitation. Your bank or broker can assist you in completing this form. The instructions included with this Letter of Transmittal and Consent must be followed.

      List on the following pages the Preferred Stock to which this Letter of Transmittal and Consent relates. If the space provided below is inadequate, the certificate numbers and principal amount of Preferred Stock should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF 13% PREFERRED STOCK

All tendering registered holders of paper certificated Preferred Stock should complete the following boxes.

DESCRIPTION OF 13% PREFERRED STOCK TENDERED

	1	2	3

		No. of Shares of	No. of Shares
Name(s) and Address(es) of Registered Holder(s)	Certificate	13% Preferred Stock	13% Preferred Stock
(Please fill in, if blank)	Number(s)	Held	Tendered

Total

HOLDERS WHO TENDER PREFERRED STOCK WILL BE DEEMED TO HAVE CONSENTED TO THE PROPOSED AMENDMENTS AND WAIVERS WITH RESPECT TO THE PREFERRED STOCK.

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

      Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the above described shares of Preferred Stock indicated above. Subject to, and effective upon, the acceptance for exchange of the Preferred Stock tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Preferred Stock as are being tendered hereby. The undersigned also hereby consents to the Proposed Amendments.

      The undersigned understands that holders of both the Company’s 12.25% Preferred Stock and 13% Preferred Stock will receive, for each share of Preferred Stock validly tendered and not properly withdrawn, (1) cash in the amount of $310.00 and (2) one share of the Company’s Series J preferred stock.

      The undersigned understands that we are also soliciting consents from both holders of the 12.25% Preferred Stock and holders of the 13% Preferred Stock to amend the respective certificates of designation under which the shares of Preferred Stock were issued to eliminate all voting rights and restrictive covenants. Each holder of Preferred Stock that consents will not receive a consent fee. The undersigned understands that tenders of shares of Preferred Stock in the Exchange Offer will be deemed to constitute the delivery of consents to the Proposed Amendments with respect to the shares of Preferred Stock tendered and to waive compliance by the Company of the provisions of the certificate of designation to be eliminated by the Proposed Amendments and delivery of consents will be deemed to constitute tenders of shares of Preferred Stock in the Exchange Offer. The undersigned further understands that holders of shares of Preferred Stock may not tender shares in the Exchange Offer without delivering consents or deliver consents without tendering shares.

      Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

      The undersigned hereby represents and warrants that (i) the undersigned has full power and authority to tender, sell, assign and transfer the Preferred Stock tendered hereby and to grant the consent set forth herein and (ii) the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company.

      The undersigned further represents and warrants that the undersigned has read and agrees to all of the terms and conditions of the Exchange Offer. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. This tender is irrevocable; provided that, the Preferred Stock tendered pursuant to the Exchange Offer may be withdrawn at any time on or prior to the Expiration Date, and unless theretofore accepted for exchange or payment and not returned as provided for in the Prospectus, may also be withdrawn after the expiration of the 40th business day after the commencement of the Exchange Offer, subject to the withdrawal rights and procedures set forth in the Prospectus.

      Subject to, and effective upon, the acceptance for exchange of all or any portion of the Preferred Stock tendered by this Letter of Transmittal and Consent in accordance with the terms and conditions of the Exchange Offer (and thereby delivered consents thereto), the undersigned hereby tenders, sells, assigns and transfers to the Company, all right, title and interest in and to the shares of Preferred Stock tendered by this Letter of Transmittal and Consent. The undersigned hereby irrevocably constitutes and appoints UMB Bank, N.A. as exchange agent (the “Exchange Agent”), as my agent and attorney-in-fact with full knowledge that the Exchange Agent is also acting as the agent of the Company in connection with the Exchange Offer, with respect to the tendered shares of Preferred Stock, with full power of substitution, such power of attorney being deemed to be an irrevocable power coupled with an interest, subject only to the right of withdrawal described in the Prospectus, to (1) deliver the tendered shares of Preferred Stock to the Company together with all accompanying evidences of transfer and authenticity to the Company, upon receipt by the Exchange Agent, as my agent, of the cash and Series J Preferred Stock to be paid in exchange for the tendered Preferred Stock, (2) present the tendered Preferred Stock for transfer, and to transfer the tendered Preferred Stock on the books of the Company and (3) receive all benefits and otherwise exercise all rights of ownership of the tendered Preferred Stock, all in accordance with the terms and conditions of the Exchange Offer.

      The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Preferred Stock tendered hereby (and thereby delivered consents thereto). All authority conferred or agreed to be conferred in this Letter of Transmittal and Consent and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn (and consent revoked) only in accordance with the procedures set forth in “The Exchange Offer and Consent Solicitation — Withdrawal of Tenders and Revocation of Consents” section of the Prospectus.

      Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” below, please issue the Series J Preferred Stock (including any cash payments and cash in lieu of fractional shares), and return any Preferred Stock not tendered or not accepted for exchange in the name(s) of the registered holder(s) appearing above under any of the above “Description of 13% Preferred Stock” boxes. Similarly, unless otherwise indicated under “Special Delivery Instructions” herein, please mail the Series J preferred stock (including any cash payments) and return any Preferred Stock not tendered or not accepted for exchange or payment (and any accompanying documents, as appropriate) to the addressees of the registered holder(s) appearing under the above “Description of 13% Preferred Stock” boxes. In the event that the boxes entitled “Special Issuance Instructions” and “Special Delivery Instructions” are both completed, please issue the Series J Preferred Stock (including any cash payments), and issue Preferred Stock not so tendered or accepted, in the name of, and deliver the Preferred Stock, to the person or persons so indicated. The undersigned recognizes that the Company has no obligation, pursuant to the “Special Issuance Instructions,” to transfer any Preferred Stock from the name of the registered holder thereof if the Company does not accept for exchange or payment any or all of the Preferred Stock so tendered.

      THE UNDERSIGNED, BY COMPLETING ANY OF THE ABOVE “DESCRIPTION OF 13% PREFERRED STOCK” BOX AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THEIR DESIGNATED SHARES OF PREFERRED STOCK AS SET FORTH IN SUCH BOX ABOVE.

      TENDERS OF SHARES OF PREFERRED STOCK IN THE EXCHANGE OFFER WILL BE DEEMED TO CONSTITUTE THE DELIVERY OF CONSENTS AND WAIVERS TO THE PROPOSED AMENDMENTS WITH RESPECT TO THE SHARES OF PREFERRED STOCK TENDERED AND DELIVERY OF CONSENTS WILL BE DEEMED TO CONSTITUTE TENDER OF SHARES OF PREFERRED STOCK IN THE EXCHANGE OFFER. HOLDERS OF SHARES OF PREFERRED STOCK MAY NOT TENDER SHARES IN THE EXCHANGE OFFER WITHOUT DELIVERING CONSENTS OR DELIVER CONSENTS WITHOUT TENDERING SHARES.

SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 1, 5 and 8)

          To be completed ONLY if Preferred Stock not tendered and cash or Series J preferred stock are to be issued in the name of and sent to someone other than the person(s) whose signature(s) appear(s) on this Letter of Transmittal and Consent above.

Issue:	Cash and Series J Preferred Stock and/or Preferred Stock to:

Name(s)

Please Type or Print

(Please Type or Print)

Address:

(Including Zip Code)

(Complete accompanying Substitute Form W-9)

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 5 and 8)

          To be completed ONLY if Preferred Stock not tendered and cash or Series J preferred stock are to be sent to someone other than the person(s) whose signature(s) appear(s) on this Letter of Transmittal and Consent above or to such person(s) at an address other than shown in any of the above “Description of 13% Preferred Stock” box on this Letter of Transmittal and Consent.

Mail:	Cash and Series J Preferred Stock and/or Preferred Stock to:

Name(s)

Please Type or Print

(Please Type or Print)

Address:

(Including Zip Code)

IMPORTANT:	THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 12:00 MIDNIGHT, NEW YORK CITY TIME, ON THE EXPIRATION DATE.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY

BEFORE COMPLETING ANY BOX ABOVE.

PLEASE SIGN HERE
(TO BE COMPLETED BY ALL TENDERING HOLDERS)
(Complete accompanying Substitute Form W-9)

          THE COMPLETION, EXECUTION AND DELIVERY OF THIS LETTER OF TRANSMITTAL AND CONSENT WILL BE DEEMED TO CONSTITUTE A CONSENT TO THE PROPOSED AMENDMENTS AND WAIVERS.

X
(Signature(s) of Owner(s))	(Date)
X
(Signature(s) of Owner(s))	(Date)

Area Code and Telephone Number:

E-Mail Address:

          If a holder is tendering any shares of Preferred Stock, this Letter of Transmittal and Consent must be signed by the registered holder(s) or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 1 and 5.

          Please Print the Name(s) of the Person(s) who signed above.

Name(s):

(Please Print or Type)

(Please Print or Type)

Capacity:

(If the person signing is a representative of the beneficial owner, please indicate capacity)

Mailing Address of Registered Holders:

(Including Zip Code)

Medallion

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offer and Consent Solicitation

with Respect to Persons who Hold and Tender Physical Share Certificates

1.     GUARANTEE OF SIGNATURES.

      No signature guarantee on this Letter of Transmittal and Consent is required if:

(a) this Letter of Transmittal and Consent is signed by the registered holder(s) of Preferred Stock tendered with this Letter of Transmittal and Consent, unless such holder(s) has completed either the box titled “Special Issuance Instructions” or the box titled “Special Delivery Instructions” above, or

(b) the Preferred Stock is tendered for the account of: a bank, as defined in Section 3(a) of the Federal Deposit Insurance Act; a broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer or government securities broker, as defined in the Securities Exchange Act of 1934 (the “Exchange Act”); a credit union, as defined in Section 19B(1)(A) of the Federal Reserve Act; a national securities exchange, registered securities association or clearing agency, as defined in the Exchange Act; or a savings association, as defined in Section 3(b) of the Federal Deposit Insurance Act.

In all other cases, a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Program or the Stock Exchange Medallion Program must guarantee the signature(s) on this Letter of Transmittal and Consent (each an “eligible guarantor institution”). See Instruction 5.

2.	DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES.

      This Letter of Transmittal and Consent is to be completed by certificated holders of Preferred Stock, to validly tender Preferred Stock pursuant to the Exchange Offer. A properly completed and duly executed Letter of Transmittal and Consent (or facsimile thereof), together with any required signature guarantees and any other required documents including the tendered Preferred Stock Certificates must be received by the Exchange Agent at its address set forth on the cover page of this Letter of Transmittal and Consent prior to the expiration of the Exchange Offer. If the Preferred Stock certificates are forwarded to the Exchange Agent in multiple deliveries, a properly completed and duly executed Letter of Transmittal and Consent must accompany each such delivery.

      The signatures on this Letter of Transmittal and Consent cover the Preferred Stock tendered hereby.

      THE METHOD OF DELIVERY OF THE SHARES OF PREFERRED STOCK, THIS LETTER OF TRANSMITTAL AND CONSENT AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT YOUR ELECTION AND RISK, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. RATHER THAN MAIL THESE DOCUMENTS, WE RECOMMEND THAT YOU USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IF YOU CHOOSE TO DELIVER THESE DOCUMENTS BY MAIL, WE RECOMMEND REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED. IN ALL CASES, YOU SHOULD ALLOW SUFFICIENT TIME TO ASSURE TIMELY DELIVERY. PLEASE SEND LETTERS OF TRANSMITTAL OR OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT AT ONE OF THE ADDRESSES LISTED ON THE LAST PAGE HEREOF. PLEASE DO NOT SEND THESE DOCUMENTS TO THE COMPANY.

      The Company will not accept any alternative, conditional or contingent tenders. All tendering holders, by executing this Letter of Transmittal and Consent (or facsimile thereof), waive any right to receive any notice of acceptance of their Preferred Stock for exchange or payment.

3.	INADEQUATE SPACE.

      If the space provided in any of the above “Description of 12.25% Preferred Stock” box is inadequate, the number of shares of Preferred Stock and any other required information should be listed on a separate signed schedule and attached to this Letter of Transmittal and Consent.

4.	PARTIAL TENDERS AND WITHDRAWAL RIGHTS.

      Please fill in the number of shares of Preferred Stock that are to be tendered in the appropriate above “No. of Shares of 12.25% Preferred Stock” box. In any such case, new certificate(s) for the remainder of the Preferred Stock that were evidenced by the old certificates (but which were not tendered for exchange) will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal and Consent, as soon as practicable after the Expiration Date or the termination of the Exchange Offer.

      Tenders of certificated Preferred Stock may be withdrawn (a) at any time prior to the Expiration Date or (b) unless your tendered Preferred Stock have previously been accepted for exchange and you have received the cash and/or Class A common stock issuable in exchange therefor, at any time after the expiration of the 40th business day after the commencement of the Exchange Offer. For a withdrawal of certificated stock pursuant to clause (a) to be effective, the Exchange Agent must receive a written notice of withdrawal prior to the expiration of the Exchange Offer at its address listed above. Any notice of withdrawal must specify the name of the registered holder who tendered the Preferred Stock to be withdrawn, identify the Preferred Stock to be withdrawn, including the registration number or numbers and the number of shares of the Preferred Stock, be signed by the person who tendered the Preferred Stock in the same manner as the original signature on this Letter of Transmittal and Consent used to deposit the Preferred Stock or be accompanied by documents of transfer sufficient to permit the transfer agent to register the transfer in the name of the person withdrawing the tender and specify the name in which the Preferred Stock are to be registered, if different from that of the person who tendered the Preferred Stock. All questions as to the form and validity, including time of receipt of these notices will be determined by the Company in its sole discretion. Any such determination will be final and binding. Any Preferred Stock properly withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer. Properly withdrawn Preferred Stock may be retendered at any time prior to the expiration of the Exchange Offer by following one of the procedures described in the section of the Prospectus entitled “The Exchange Offer and Consent Solicitation — Withdrawal of Tenders and Revocation of Consents.”

5.	SIGNATURES ON LETTER OF TRANSMITTAL AND CONSENT, ASSIGNMENTS AND ENDORSEMENTS.

      If this Letter of Transmittal and Consent is signed by the registered holder(s) of the Preferred Stock tendered hereby, the signature(s) must correspond exactly with the name(s) as shown on the registration records maintained by the transfer agent.

      If any of the Preferred Stock tendered hereby are registered in the name of two or more joint owners, all such owners must sign this Letter of Transmittal and Consent. If any tendered Preferred Stock are registered in different name(s), it will be necessary to complete, sign and submit as many separate Letters of Transmittal and Consents as there are different registered holders.

      If a person other than the registered holder(s) of Preferred Stock signs this Letter of Transmittal and Consent, he/she/it must submit any opinions of counsel, certifications and other information as we may require in accordance with the restrictions on transfer, if any, applicable to the Preferred Stock.

      If you are a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or act in a similar fiduciary or representative capacity, and wish to sign this Letter of Transmittal and Consent, any share certificate or stock power in such capacity, you must indicate your status when signing. If you are acting in any of these capacities, you must submit evidence satisfactory to us of your authority to so act unless we waive this requirement.

6.	TIN AND BACKUP WITHHOLDING.

      Federal income tax law generally requires that a tendering holder whose tendered shares are accepted for purchase or exchange must provide the Exchange Agent (as payor) with such Holder’s correct tax identification number (“TIN”), which, in the case of a Holder who is an individual, is generally such Holder’s social security number, or otherwise establish an exemption. If the Exchange Agent is not provided with the correct TIN or an adequate basis for an exemption, such Holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the “IRS”) and backup withholding in an amount equal to 28% of the amount of the gross proceeds received pursuant to the Exchange Offer. If withholding results in an overpayment of taxes, a refund may be obtained, provided that the required information is timely furnished to the IRS.

      To prevent backup withholding, each tendering Holder must provide such Holder’s correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such Holder is awaiting a TIN) and that (a) the Holder is exempt from backup withholding, (b) the Holder has not been notified by the IRS that such Holder is subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified the Holder that such Holder is no longer subject to backup withholding. Such Holder must also certify that such Holder is a “U.S. person” as defined under the Internal Revenue Code and applicable Treasury regulations.

      If a Holder that is a U.S. person does not have a TIN, such Holder should consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for directions on applying for a TIN, write “Applied For” in the space for the TIN in Part I of the Substitute Form W-9 attached herein, and sign and date the Substitute Form W-9. If the Holder does not provide such Holder’s TIN to the Exchange Agent within 60 days, backup withholding will begin and continue until such Holder furnishes such Holder’s TIN to the Exchange Agent. Backup withholding will apply to certain payments made during the 60 day period until such Holder provides the payor with a properly certified TIN. Note: Writing “Applied For” on the form means that the Holder has already applied for a TIN or that such Holder intends to apply for one in the near future.

      If shares of the Preferred Stock are held in more than one name or are not in the name of the actual owner, consult the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for information on which TIN to report.

      Exempt Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt Holder that is a U.S. person should check the box titled “Exempt from backup withholding” after the name and address lines of Substitute Form W-9. See the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional directions. In order for a nonresident alien or foreign entity to qualify as exempt, such person must submit a completed applicable Form W-8BEN, W-8EI, W-8EXP or W-8IMY, “Certificate of Foreign Status,” as the case may be, signed under penalties of perjury attesting to such exempt status. Such form may be obtained from the Exchange Agent or the IRS at its website: www.irs.gov.

7.	TRANSFER TAX.

      Except as otherwise provided in this Instruction 7, the Company will pay or cause to be paid all transfer taxes with respect to the transfer of any Preferred Stock or Common Stock received or delivered pursuant to the Exchange Offer.

8.	SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

      If the Series J preferred stock and a check for the cash to be received in the Exchange Offer are to be issued in the name of a person other than the signer of this Letter of Transmittal and Consent, or if the Series J preferred stock and a check for the cash to be received in the Exchange Offer are to be delivered to someone other than the signer of this Letter of Transmittal and Consent or to an address other than that shown above, the appropriate boxes on page 7 of this Letter of Transmittal and Consent should be completed. Preferred Stock not exchanged will be returned to the signer of this Letter of Transmittal and Consent unless the appropriate boxes on page 7 of this Letter of Transmittal and Consent are completed.

9.	QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES.

      Questions and requests for assistance may be directed to the Exchange Agent at one of the addresses or the telephone number listed on the front of this Letter of Transmittal and Consent. Additional copies of the Prospectus, this Letter of Transmittal and Consent or the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Exchange Agent, the Information Agent, or from your broker, dealer, commercial bank, trust company or other nominee, or on the Internet at www.bondcom.com/Dobson.

10.	WAIVER OF CONDITIONS.

      The Company’s obligations to complete the Exchange Offer is subject to the conditions described in the section of the Prospectus titled “The Exchange Offer and Consent Solicitation — Conditions of the Exchange Offer.” The conditions are for the sole benefit of the Company. The Company may assert these conditions with respect to all or any portion of the Exchange Offer regardless of the circumstances giving rise to any condition. The Company may waive any condition in whole or in part at any time in the Company discretion. The failure of the Company to exercise rights under any of the above conditions does not represent a waiver of these rights. Each right is an ongoing right which may be asserted at any time. Any determination by the Company concerning the conditions described above will be final and binding upon all parties.

11.	IRREGULARITIES.

      All questions as to the validity, form, eligibility, including time of receipt, and acceptance of Preferred Stock tendered for exchange will be determined by the Company in its sole discretion. Its determination will be final and binding. The Company reserves the absolute right to reject any and all tenders of Preferred Stock improperly tendered or to not accept any Preferred Stock, the acceptance of which might be unlawful as determined by it or its counsel. The Company also reserves the absolute right to waive any defects or irregularities or conditions of the Exchange Offer as to any Preferred Stock either before or after the expiration of the Exchange Offer, including the right to waive the ineligibility of any holder who seeks to tender Preferred Stock in the Exchange Offer. The Company’s interpretation of the terms and conditions of the Exchange Offer as to any particular Preferred Stock either before or after the expiration of the Exchange Offer, including the terms and conditions of the Letter of Transmittal and Consent and the accompanying instructions, will be final and binding.

      Unless waived, any defects or irregularities in connection with tenders of Preferred Stock for exchange must be cured within a reasonable period of time, as determined by the Company. None of the Company, the Dealer Manager, the Exchange Agent nor any other person has any duty to give notification of any defect or irregularity with respect to any tender of Preferred Stock for exchange, nor will they have any liability for failure to give such notification. Tenders of Preferred Stock will not be deemed made until such defects or irregularities have been cured or waived. Any Preferred Stock received by the Exchange Agent that is not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned to the tendering holder, unless otherwise provided in this Letter of Transmittal and Consent, as soon as practicable following the expiration of the Exchange Offer.

IMPORTANT:

      THIS LETTER OF TRANSMITTAL AND CONSENT (OR A MANUALLY SIGNED FACSIMILE HEREOF) TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, AND ANY OTHER REQUIRED DOCUMENTS INCLUDING PREFERRED STOCK CERTIFICATES, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

TO BE COMPLETED BY ALL TENDERING HOLDERS PAYOR’S NAME: UMB Bank, N.A.

SUBSTITUTE FORM W-9	Part 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	TIN: Social Security Number or Employer Identification Number

Department of the Treasury Internal Revenue Service	Part 2 — CERTIFICATION — UNDER PENALTIES OF PERJURY, I CERTIFY THAT:

Payor’s Request for Taxpayer Identification Number (“TIN”) and Certification	(1) the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me),
(2) I am not subject to backup withholding because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding,
(3) I am a U.S. person (including a U.S. resident alien) and
(4) any other information provided on this form is true and correct

Signature	Date

Part 3 — TIN Applied For and Waiting [ ]

You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax returns and you have not been notified by the IRS that you are no longer subject to backup withholding.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable cash payments made to me thereafter will be withheld until I provide a number.

Signature	Date

The Information Agent for the Exchange Offer and Consent Solicitation is:

Bondholder Communications Group

30 Broad Street, 46th Floor
New York, New York 10004
(212) 809-2663

The Dealer Manager for the Exchange Offer and Consent Solicitation is:

Houlihan Lokey Howard & Zukin Capital, Inc.

1930 Century Park West
Los Angeles, California 90067
(310) 553-8871

The Exchange Agent for the Exchange Offer and Consent Solicitation is:

UMB Bank, N.A.

By Registered or Certified Mail: UMB Bank, N.A. P.O. Box 410064 Kansas City, Missouri 64141-0064	By Hand/Overnight Courier: UMB Bank, N.A. Security Transfer Division 5th Floor 928 Grand Blvd. Kansas City, Missouri 64106

Call Toll-Free: (800) 884-4225